                                                                    Exhibit 99.1

                          Form 4 Joint Filer Information

Name:                                Kennedy Lewis Capital Partners Master
                                     Fund LP

Address:                             225 Liberty Street, Suite 4210
                                     New York, NY 10281

Date of Event Requiring Statement:   07/21/2023

Name:                                Kennedy Lewis GP LLC

Address:                             225 Liberty Street, Suite 4210
                                     New York, NY 10281

Date of Event Requiring Statement:   07/21/2023

Name:                                Kennedy Lewis Investment Holdings
                                     LLC

Address:                             225 Liberty Street, Suite 4210
                                     New York, NY 10281

Date of Event Requiring Statement:   07/21/2023

Name:                                Kennedy Lewis Capital Partners Master
                                     Fund II LP

Address:                             225 Liberty Street, Suite 4210
                                     New York, NY 10281

Date of Event Requiring Statement:   07/21/2023

Name:                                Kennedy Lewis GP II LLC

Address:                             225 Liberty Street, Suite 4210
                                     New York, NY 10281

Date of Event Requiring Statement:   07/21/2023

Name:                                Kennedy Lewis Investment Holdings II
                                     LLC

Address:                             225 Liberty Street, Suite 4210
                                     New York, NY 10281

Date of Event Requiring Statement:   07/21/2023